UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 15, 2023 (June 13, 2023)

ONEMAIN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36129	27-3379612
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

601 N.W. Second Street, Evansville, IN 47708
(Address of principal executive offices) (Zip code)
(812) 424-8031
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OMF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On Tuesday, June 13, 2023, the stockholders of OneMain Holdings, Inc. (the “Company”) approved, effective as of such date, the amendment to the Company’s bylaws (the “Bylaws”) to provide for director nominees to be elected by a majority, rather than a plurality, of votes in uncontested elections (the “Majority Voting Proposal”), as described below.

This description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) on Tuesday, June 13, 2023. Stockholders holding 107,590,802 shares of the Company’s common stock were present in person or represented by proxy at the 2023 Annual Meeting, which represented approximately 89.22% of the 120,587,214 shares of the Company’s common stock that were issued and outstanding as of the April 17, 2023 record date for the 2023 Annual Meeting.

At the 2023 Annual Meeting, the following proposals were presented for vote by the Company’s stockholders: (i) to elect Phyllis R. Caldwell and Roy A. Guthrie as Class I directors to serve until the 2026 annual meeting of stockholders, and until such director’s successor has been elected and qualified, or until such director’s earlier death, resignation or removal (the “Director Election Proposal”); (ii) to approve, on an advisory basis, the compensation paid to the Company’s named executive officers (the “Say on Pay Proposal”); (iii) to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”); (iv) to amend the Company’s Restated Certificate of Incorporation, as amended, and the Bylaws, to eliminate the classified structure of the Board of Directors (the “Declassified Board Proposal”); and to amend the Bylaws to implement the Majority Voting Proposal. No other matters were submitted for stockholder action.

At the 2023 Annual Meeting, Ms. Caldwell and Mr. Guthrie were elected as Class I directors. The Say on Pay Proposal, the Auditor Ratification Proposal, and the Majority Voting Proposal were approved by the votes set forth below. The Declassified Board Proposal, which required the affirmative vote of the holders of at least 80% of the issued and outstanding shares of the Company’s common stock entitled to vote on the proposal, was not approved by the vote set forth below.

1. Director Election Proposal:	FOR	WITHHELD	AGAINST	ABSTAIN	BROKER NON-VOTES

Phyllis R. Caldwell	89,736,314	7,834,113	—	—	—
Roy A. Guthrie	93,717,656	3,852,771	—	—	—

2. Say on Pay Proposal:	FOR	WITHHELD	AGAINST	ABSTAIN	BROKER NON-VOTES

	93,175,022	—	4,195,724	199,681	10,020,375

3. Auditor Ratification of Proposal:	FOR	WITHHELD	AGAINST	ABSTAIN	BROKER NON-VOTES

	104,653,507	—	2,783,620	153,675	—

4. Declassified Board Proposal:	FOR	WITHHELD	AGAINST	ABSTAIN	BROKER NON-VOTES

	90,144,862	—	7,290,534	135,031	10,020,375

5. Majority Voting Proposal:	FOR	WITHHELD	AGAINST	ABSTAIN	BROKER NON-VOTES

	97,252,081	—	234,791	83,555	10,020,375

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
Exhibit Number	Description
3.1	Amended and Restated Bylaws of OneMain Holdings, Inc.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN HOLDINGS, INC.

		By:	/s/ Micah R. Conrad
		Name:	Micah R. Conrad
		Title:	Executive Vice President and Chief Financial Officer

Date:	June 15, 2023